Exhibit 10(e)
                         HOUSTON INDUSTRIES INCORPORATED
                          EXECUTIVE LIFE INSURANCE PLAN

                           (Effective January 1, 1994)

                                 FIRST AMENDMENT

              The Benefits Committee of Houston Industries Incorporated, a Texas corporation, having been delegated the right under Section 6.2 of the Houston Industries Incorporated Executive Life Insurance Plan, effective January 1, 1994 (the "Plan"), to amend the Plan in certain respects, does hereby amend the Plan, effective as of January 1, 1994, as follows:

              1. Section 4.5 is hereby amended by adding the following sentence at the end of that Section:

       "Notwithstanding the foregoing, a Benefit Owner may irrevocably assign its right to purchase all ownership rights in the Insurance Contract pursuant to this Section 4.5 by a signed writing delivered to the Committee prior to the termination of the Participant's employment with the Company. The `signed writing' as contemplated in this paragraph shall be in such form as may be prescribed by the Committee from time to time."

              2. Section 8.1 is hereby amended to read in its entirety as follows:

              "8.1 Except as provided in Sections 4.4 and 4.5 of this Plan, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, except by will, or the laws of descent and distribution, and any attempt thereat shall be void. No such benefit shall, prior to receipt thereof, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of any Participant, Benefit Owner, or Beneficiary."

              IN WITNESS WHEREOF, the Benefits Committee of Houston Industries Incorporated has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be

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sufficiently evidenced by any executed copy hereof, this 16th day of June, 1995, but effective as of January 1, 1994.

                                            BENEFITS COMMITTEE OF HOUSTON
                                               INDUSTRIES INCORPORATED

                                            By   /s/ D. D. SYKORA
                                                     D. D. Sykora
                                                     Chairman
ATTEST:

   /s/ RICHARD B. DAUPHIN
       Richard B. Dauphin
       Assistant Corporate Secretary
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